UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2006

NASHUA CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)
(603)880-2323
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
     On November 2, 2006, Nashua Corporation announced its financial results for the third quarter ended September 29, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit
Number	Description

99.1	Press Release — “Nashua Reports Third Quarter 2006 Results” dated November 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION

Date: November 3, 2006	By	/s/ John L. Patenaude
John L. Patenaude
Vice President-Finance, Chief
Financial Officer and Treasurer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release — “Nashua Reports Third Quarter 2006 Results” dated November 2, 2006